Prospectus Supplement                                      85096  7/02

dated July 19, 2002 to:
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PUTNAM HIGH YIELD TRUST (the "fund")
Prospectus dated December 30, 2001

In the section entitled "Fund summary", under the heading "Main
Investment Strategies - Lower-rated Bonds", the following sentence is added to the end of the section:

Under normal circumstances, we invest at least 80% of the fund's net assets in securities rated below investment grade.

In the section entitled "What are the fund's main investment strategies and related risks?" the third sentence of the opening paragraph is deleted.


PUTNAM INVESTMENTS

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